f8K05182009.htm FOR BIO-RAD LABORATORIES, INC. UNITED STATES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2009

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 3 to Amended and Restated Credit Agreement (“Amendment No. 3”), by and among Bio-Rad Laboratories, Inc. (the “Company”), the lenders referred to therein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as lender and contractual representative), executed as of January 17, 2008, became effective by its terms as of May 18, 2009, which amends certain provisions of that certain Amended and Restated Credit Agreement dated as of June 21, 2005, as amended on August 26, 2005 and September 27, 2007 (the “Credit Agreement”), including, among other things, (i) increasing the amount of certain unsecured or subordinated indebtedness permitted by the Credit Agreement in an amount up to $300 million under certain conditions, and (ii) increasing the permitted maximum leverage ratio, as such definition has been amended, from 3.25 to 1.00 to 3.50 to 1.00 under certain conditions.

The description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On May 19, 2009, the Company issued a press release announcing a proposed private offering of $250 million of senior subordinated notes.  A copy of the press release is attached as Exhibit 99.1 hereto.

On May 19, 2009, the Company announced the pricing of its offering of $300 million of senior subordinated notes due 2016 to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended.  A copy of the press release is attached as Exhibit 99.2 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are filed with the Form 8-K:
Exhibit Number	Description
10.1

Amendment No. 3 to Amended and Restated Credit Agreement, by and among Bio-Rad Laboratories, Inc., the lenders referred to herein, and JPMorgan Chase Bank, N.A. as lender and contractual representative, executed as of January 17, 2008, effective by its terms as of May 18, 2009

99.1	Press release dated May 19, 2009

99.2	Press release dated May 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	May 20, 2009	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 3 to Amended and Restated Credit Agreement, by and among Bio-Rad Laboratories, Inc., the lenders referred to herein, and JPMorgan Chase Bank, N.A. as lender and contractual representative, executed as of January 17, 2008, effective by its terms as of May 18, 2009.

99.1	Press release dated May 19, 2009

99.2	Press release dated May 19, 2009